                                   UAM FUNDS

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

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                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

                  INVESTMENT ADVISER: JACOBS ASSET MANAGEMENT

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                        PROSPECTUS -- DECEMBER 2, 1996

  Jacobs International Octagon Portfolio is one of a series of investment portfolios available through UAM Funds Trust (the "Fund"), an open-end invest-ment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. Several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. Jacobs International Octagon Portfolio currently offers only one class of shares. The securities offered in this Pro-spectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Jacobs Asset Management.

  The Jacobs International Octagon Portfolio seeks to provide long-term capi-tal appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitaliza-tion spectrum, although it intends to emphasize smaller capitalization stocks. There can be no assurance that the Portfolio will achieve its stated objec-tive.


  Keep this Prospectus for future reference. It contains information that you should understand before you invest. You may also wish to review the Jacobs International Octagon Portfolio's "Statement of Additional Information" ("SAI") dated December 2, 1996 which was filed with the Securities and Ex-change Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the UAM Funds Service Center at the above address to obtain a free copy of the SAI.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR A STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Portfolio Summary..........................................................   2
Risk Factors...............................................................   3
Investment Policies........................................................   3
Other Investment Policies..................................................   4
Risks and Additional Investment Information................................   6
Investment Limitations.....................................................   7
Purchase of Shares.........................................................   7
Initial Investment.........................................................   8
Additional Investments.....................................................   8
Redemption of Shares.......................................................   9
Other Redemption Information...............................................  10
Valuation of Shares........................................................  10
Dividends, Capital Gains Distributions and Taxes...........................  10
Investment Adviser.........................................................  11
Adviser's Historical Performance...........................................  12
Administrative Services....................................................  13
The Distributor............................................................  13
General Information........................................................  13
Performance Calculations...................................................  14
UAM Funds -- Institutional Class Shares....................................  16

                                 FUND EXPENSES

  Investors will be charged various fees and expenses incurred in managing the Jacobs International Octagon Portfolio (the "Portfolio") including:

  SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial inter-mediary who deals with the Fund on your behalf. Please see "Purchase of Shares" for further information.

   Sales Load Imposed on Purchases: ....................................... NONE
   Sales Load Imposed on Reinvested Dividends: ............................ NONE
   Deferred Sales Load: ................................................... NONE
   Redemption Fees: ....................................................... NONE
   Exchange Fees: ......................................................... NONE

  ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of ad-ministration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

   Investment Advisory Fees: ............................................. 1.00%
   Administrative Fees: .................................................. 0.19%
   12b-1 Fees: ........................................................... NONE
   Other Expenses: ....................................................... 0.46%
                                                                           ----
   Total Operating Expenses............................................... 1.65%
                                                                           ====

  The fees and expenses set forth above are estimated amounts for its first year of operations assuming average daily net assets of $25 million.

  Until further notice, Jacobs Asset Management has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain op-erating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses (excluding interest, taxes and ex-traordinary expenses) from exceeding 1.75% of average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Port-folio.

  The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Jacobs International Octagon Portfolio's Institutional Class Shares will bear directly or indirectly.

  The following chart shows how much a hypothetical investor would pay in ex-penses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redemption at the end of the time period indicat-ed.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $17     $52

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                               PORTFOLIO SUMMARY

OBJECTIVE
  Jacobs International Octagon Portfolio seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks. There can be no assurance that the Portfolio will achieve its stated objec-tive.

INVESTMENT ADVISER
  Jacobs Asset Management is a registered investment adviser. Founded in 1995, the firm currently has over $25 million in assets under management. (See "Fund Management.")

PURCHASE OF SHARES
  The Fund offers shares of the Portfolio through UAM Fund Distributors, Inc., to investors without a sales commission at net asset value next determined af-ter the purchase order is received in proper form. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

REDEMPTIONS
  Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than pur-chased. (See "Purchase of Shares.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Fund Management and Administration.")

                                 RISK FACTORS

  Investing in the Portfolio entails a number of risks. Prospective investors should consider the following factors:

  . The Portfolio will invest in securities of foreign issuers, which will be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers.

  . The Portfolio may invest in repurchase agreements, which entail a risk of loss should the seller default on its action.

  . The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially.

  . The Portfolio's performance may depend on the ability of the Adviser, a relatively new entity which has not previously served as a mutual fund adviser; however, the principals of the Adviser have substantial experi-ence as investment advisers to mutual funds.

  Further information about these risk factors is contained in the "Investment Policies" section of this Prospectus.

  Contact the UAM Funds Service Center at the address or telephone number on the front cover of this prospectus for a free copy of the Portfolio's Annual Report to Shareholders.

                              INVESTMENT POLICIES

INVESTMENT STRATEGY

  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 85% of its total assets in the equity securities of developed and emerging markets in at least three countries outside the United States. The amount of total assets invested in the equity securities of emerging markets may range from a low of 15% to a high of 40%. Under normal circumstances, approximately 50% of total assets will be in-vested in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations of less than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, convertible preferred stock, rights and warrants, and American Deposi-tary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global De-positary Receipts ("GDRs").

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "Temporary Investments" and "Repurchase Agreements." When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

  Emerging and developed markets in which the Portfolio initially intends to invest are listed below; however, this list is not exclusive. Investing in some emerging companies currently is not feasible, or may involve unacceptable political risks. The Portfolio will focus its in-vestments on those emerging market countries in which it believes the econo-mies are developing and in which the markets are becoming more sophisticated. The developed and emerging countries in which the Adviser initially intends to invest include:

         Argentina             Hong Kong             Peru
         Australia             Indonesia             Philippines
         Brazil                Ireland               Russia
         Czech Republic        Israel                Singapore
         Chili                 Italy                 South Korea
         China                 Japan                 Spain
         Denmark               Malaysia              Sweden
         Finland               Mexico                Switzerland
         France                Netherlands           Thailand
         Great Britain         Norway

  An "emerging country" security is one issued by a company that, in the opin-ion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from ei-ther goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. See "For-eign Investments."

  There are no predetermined investment limitations with respect to any one country, but the Adviser expects to limit investments within a country in ac-cordance with the Adviser's perception of risks in that country. Generally, the Portfolio will invest in the equity securities of non-U.S. companies listed on U.S. or foreign securities exchanges, but may also invest in securi-ties traded over-the-counter. The Portfolio seeks to invest in companies that the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from chang-ing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize spe-cific country and currency risks. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests.

  The Adviser will use a flexible, value-oriented approach to selecting the Portfolio's investments. The Adviser will focus on companies rather than on countries or markets. The goal is to identify stocks selling at the greatest discount to their intrinsic future value. In attempting to identify value across disparate economies in the international marketplace, a rigid adherence to a single model results in missed opportunities. Therefore, the Adviser as-certains value in a variety of measures, including price/cash flow, enterprise value/cash flow, and price/future earnings to identify the companies it will consider for in-vestment. The Adviser's stock picking approach is used across a full capital-ization range which takes advantage of the opportunities in smaller capital-ization companies. Investments generally will be held by the Portfolio for two to five years.

  The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the se-curity by the Portfolio.

  The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. Ac-cordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities.

  Depositary Receipts. The Portfolio may invest directly in securities of emerging and developed country issuers through sponsored or unsponsored ADRs, EDRs, and GDRs. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust com-panies and evidence ownership of underlying securities issued by either a for-eign or a United States corporation. Generally, depositary receipts in regis-tered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

  Investment Funds. Some countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. How-ever, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through invest-ment funds which have been specifically authorized. The Portfolio may invest in these investment funds subject to the provisions of the 1940 Act and other applicable law as discussed below under "Investment Restrictions." If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (in-cluding operating expenses and the fees of the Adviser), but also will indi-rectly bear similar expenses of the underlying investment funds.

  Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. See "Foreign Investments."

  Temporary Investments. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfo-lio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt secu-rities or may hold cash. See "Short-Term Investments".

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or

Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Short-term and medium-term debt securities in which the Portfolio may invest consist of (a) obligations of the United States or foreign country govern-ments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits, and bank-ers' acceptances) of United States or foreign country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign country corporations meeting the Portfolio's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Portfolio intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal. There is currently no rating system for debt securities in most emerging countries.

  The Fund has received permission from the Securities and Exchange Commission ("SEC") to deposit the daily uninvested cash balances of the Fund's Portfo-lios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments includ-ing variable rate demand notes and other tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "Investment Com-panies.")

LENDING OF PORTFOLIO SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transac-tions. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets, at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to in-crease its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940. All relevant facts and circumstances, includ-ing the creditworthiness of the broker, dealer or institution, will be consid-ered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

  At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs af-fecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT COMPANIES
  As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the secu-rities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting secu-rities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC for each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes provided that the in-vestment is consistent with the Portfolio's investment policies and restric-tions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "Temporary Investments" as long as the Fund's Board of Directors has evaluated the creditworthiness of the bank or dealer with which the Portfolio is entering into the transaction. In a repurchase agreement, the Portfolio purchases a security and simultane-ously commits to resell that security at a future date to the seller at an agreed upon price plus an agreed upon market rate of interest. The seller un-der a repurchase agreement will be required to maintain the value of the secu-rities subject to the agreement at not less than 100% of the repurchase price of such securities, with the value of the securities market-to-market daily to maintain such minimum coverage. The Adviser will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repur-chase agreement.

  The use of repurchase agreements involves certain risks. For example, a de-fault by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is ex-pected that they can be controlled through stringent security selection crite-ria and careful monitoring procedures.

  The Fund received permission from the SEC to pool the daily uninvested cash balances of the Fund's Portfolios in order to invest in joint repurchase agreements. By entering into joint repurchase agreements, a Portfolio may in-cur lower transactions costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

PORTFOLIO TURNOVER
  It is expected that the annual portfolio turnover rate for Portfolio will not exceed 100%. A rate of turnover of 100% would occur, for example, if all the securities held by a Portfolio were replaced within a period of one year. The Portfolio will not normally engage in short-term trading, but reserves the right to do so.

                  RISKS AND ADDITIONAL INVESTMENT INFORMATION

FOREIGN INVESTMENTS
  Investment in securities of foreign issuers, including ADRs, generally involves more risk than investment in the securities of domestic issuers. In addition, investment in small capitalization securities involves greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

  There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as com-pared to dividends and interest paid by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. The Portfolio may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including the risk of war) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging countries, therefore, may be subject to potentially higher risks than investments in developed countries.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing countries. The Portfolio could be adversely affected by delays in or a re-fusal to grant any required governmental registration or approval for such re-patriation. Any investment subject to such repatriation controls will be con-sidered illiquid if it appears reasonably likely that this process will take more than seven days.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the United States economy in such respect as growth of gross do-mestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon inter-national trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may con-tinue to be adversely affected by economic conditions in the countries with which they trade.

  With respect to any emerging country, there is the possibility of national-ization, expropriation or confiscatory taxation, political changes, governmen-tal regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside of the United States.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange controls regulations. Thus, the Portfolio may incur costs in connection with conversions between various cur-rencies.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

  (b) with respect to 75% of its assets, own more than 10% of the outstanding voting securities of any one issuer,

  (c) invest more than 5% of its assets in securities of issuers that have (with predecessors) less than 3 years of continuous operation;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or by lending its portfolio securi-ties to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act, and the rules, regulations and interpretations of the Commission;

  (f) borrow except from banks in extraordinary circumstances for temporary or emergency purposes. In this situation, the Portfolio may not (1) borrow more than 33 1/3% of its gross assets and (2) cannot buy addi-tional securities if it borrows more than 5% of its total assets; and

  (g) pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(1) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval. The sale of instruments is not re-quired in the event of a subsequent change in circumstances.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. to investors at net asset value without a sales commission. The required minimum initial investment in the Portfolio is $2,500. Certain exceptions may be de-termined by the officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment minimum for spousal IRA accounts is $250. The minimum for any subsequent investment is $100.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different condi-tions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transac-tion fees and/or service fees paid by the Fund from the Fund assets attribut-able to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or Distributor. The Service Agents may pro-vide services to their customers that are not available to a shareholder deal-ing directly with the Fund. A salesperson and any other person entitled to re-ceive compensation for selling or servicing Portfolio shares may receive dif-ferent compensation with respect to one particular class of shares over an-other in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares are purchased in this manner, the Service Agent must receive the investment order before the close of trading on the NYSE and transmit it to the Fund's Transfer Agent, prior to the close of the Transfer Agent's busi-ness day to receive the day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, and the Fund for timely transmission of all subscription and re-demption requests, investment information, documentation and money.

                              INITIAL INVESTMENT

  Complete and sign an Account Registration Form, and mail it along with a check made payable to "UAM Funds Trust", to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after re-ceipt. Investments received by 4 p.m. (Eastern Time) will be invested at the share price calculated after the market closes on the same day.

BY WIRE
  Telephone UAM Funds Service Center and provide the account number from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number, the Portfolio selected, and the amount to be invested. The representative will then provide you with an account number.

  Then, instruct your bank to wire a specified amount to the Fund's custodian.

                           The Chase Manhattan Bank
                                 ABA#021000021
                                   UAM Funds
                         Credit DDA Acct. #9102772952
                          (Your Account Registration)
                             (Your Account Number)
                             (Wire Control Number)

  Forward a completed Account Registration Form to the UAM Funds Service Cen-ter as soon as possible. Federal Funds purchases will be accepted only on days when the New York Stock Exchange ("NYSE") and the Custodian Bank are open for business.

                            ADDITIONAL INVESTMENTS

  Additional investments can be made at any time by following the instructions above. Additional investments will be invested at the share price calculated after the next market close. The minimum additional investment amount is $100.

  To make additional investments to an account you have already established, simply mail your check to UAM Funds Service Center at the address above. Make sure that your account number, account name, and the name of the Portfolio are clearly indicated on the check.

IN-KIND PURCHASES
  Under certain circumstances, investors who own securities may be able to ex-change them directly for shares of the Portfolio without converting their in-vestments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria which are set forth in the "Investment Policies" section of this Pro-spectus. Once accepted, the shares will be valued according to the process de-scribed in "Valuation of Shares" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you re-ceive any such items, you must deliver them to the Fund immediately. Securi-ties acquired by the Portfolio through an in-kind purchase will be acquired for investment and not for resale.

  The Fund will not accept securities for exchange unless:

  . The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them.

  . The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regula-tion.

  . The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfo-lio's total net assets.

                             REDEMPTION OF SHARES

  You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price set after we receive your instructions to sell.

BY MAIL
  To redeem by mail, include:

  . share certificates, if issued;

  . a letter which tells us how many shares you wish to redeem or, alterna-tively, what dollar amount you wish to receive;

  . a signature guaranteed by a bank, broker or other financial institution
    (see "Signature Guarantees" below); and

  . any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

  Investors who are unsure of redemption requirements should contact the UAM Funds Service Center.

BY TELEPHONE
  To redeem shares by telephone, you must have completed the appropriate sec-tions of the Account Registration Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable precautions to make sure that the instructions communi-cated by telephone are genuine, and they may be liable for any losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of transaction requests. Neither the Fund nor the Transfer Agent will be respon-sible for any loss, additional cost or expense for following transaction in-structions received by telephone that it reasonably believes are genuine.

  To change the name of the commercial bank or the account designated to re-ceive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or ac-count must be signed by each shareholder and each signature must be guaran-teed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact the UAM Funds Service Center for further details.

SIGNATURE GUARANTEES
  Signature guarantees are required whenever you:

  . Redeem shares and request that the proceeds be sent to someone other than the registered shareholders) or to an address which is not the registered address.

  . Transfer shares from one Portfolio to another.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The UAM Funds Service Center can provide you with a full definition of the term. You can ob-tain a signature guarantee at almost any bank, as well as through most bro-kers, dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. Broker-deal-ers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

                         OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares sold under this proce-dure within one business day after we receive a request. In no event will pay-ment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

EXCHANGE PRIVILEGES
  You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of this Prospectus.) There is no sales charge for exchanges. Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share cer-tificates and if the registration of the two accounts is identical. Telephone exchanges received before 4 p.m. (Eastern Time) will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. (Eastern Time) will be executed at the share price determined at the market close the following day. For additional information regarding responsibility for the authenticity of telephoned transaction instructions. (See "How to Sell Shares -- By Telephone" above.)

  Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Be-fore exchanging into a Portfolio, read its Prospectus. You may obtain a Pro-spectus for the Portfolio(s) in which you are interested by calling the UAM Funds Service Center. The Portfolio you are exchanging into must be registered in your state of residence. You may incur a tax liability by exchanging shares if your investment has appreciated since you bought it. Consult your tax ad-viser to determine your liability for capital gains taxes.

                              VALUATION OF SHARES

  We calculate the net asset value of each share of the Portfolio every day that the NYSE is open. This means that shares are revalued after the market close at 4 p.m. (Eastern Time) Monday through Friday, except for major holi-days.

  To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct lia-bilities and then divide by the total number of shares outstanding.

  For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income from these investments as well as any interest earned from short-term investments, to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annual-ly. Unless you specifically tell us to distribute dividend income in cash, however, we will assume you want this income reinvested. The Portfolio's divi-dends and capital gains distributions will be automatically reinvested in Portfolio shares, unless the Fund is notified in writing that the Shareholder elects to receive distributions in cash.

  Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your in-vestments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement at the end of the year telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS
  Capital gains are another source of appreciation to the Portfolio. You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. The second way to incur capital gains is to sell or exchange your shares. You will receive a statement at the end of the year informing you of your share of the Portfolio's capital gains.

TAXES
  The Portfolio intends to qualify each year as a "regulated investment compa-ny" under Federal tax law, and if it qualifies, the Portfolio will not be lia-ble for Federal income taxes, because it will have distributed all its net in-vestment income and net realized capital gains to shareholders. Shareholders will then pay taxes on dividends, whether they are distributed as cash or are reinvested in shares, and on net short-term capital gains. Dividends and short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Account Registration Form or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or item-ized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

                              INVESTMENT ADVISER

  Jacobs Asset Management (the "Adviser") is a Florida limited partnership and is a registered investment adviser formed in July 1995. Its business of-fices are located at 20 East Broward Boulevard, Suite 1920, Fort Lauderdale, FL 33301. The Adviser provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. Although the Adviser is a rela-tively new entity, the principals of the Adviser, who are also the portfolio managers of the Portfolio, have substantial experience as investment advisers to mutual funds. The Adviser currently has over $25 million in assets under management.

  UAM is a limited partner of the Adviser and owns a controlling interest in the Adviser.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 1.00%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser who comprise the Investment Com-mittee, and who are responsible for the day-to-day management of the Portfo-lio, and their qualifications are as follows:

DANIEL L. JACOBS, CFA, PRESIDENT

  Mr. Jacobs managed $3.4 billion in international and global equity portfo-lios as Executive Vice President and Director of Templeton Investment Counsel from 1984 to 1995. Mr. Jacobs was Portfolio Manager of Templeton's $1.4 bil-lion Smaller Companies Growth Fund and was a Senior Portfolio Manager of in-stitutional separate accounts. Mr. Jacobs served as President of the Templeton Variable Annuity Fund and Portfolio Manager for the Equity and the equity por-tion of the Balanced Funds in the Templeton Variable Annuity Series.

  Prior to joining Templeton, he was Vice President/Portfolio Manager, Insti-tutional Investment Group and International Division of the First National Bank of Atlanta from 1976 to 1984. Mr. Jacobs received an MBA in Finance from Emory University (1976) and a BA in Economics from Miami University (1974). In addition to holding a CFA and CIC, Mr. Jacobs is a founding member of the In-ternational Society of Financial Analysts.

WAI W. CHIN, MANAGING DIRECTOR, ASIAN RESEARCH AND PORTFOLIO MANAGEMENT

  Ms. Chin was formerly Vice President, of the Global Equity Group of Scudder, Stevens & Clark, where she spent over five years as a Pacific Basin analyst, specializing in the developed and emerging markets of Asia. She started her research analyst career at Baron Capital, Inc. and was a foreign currency trader at the Bank of America and Creditanstalt Banverein. Ms. Chin holds a BA in East Asian Studies from Barnard College and received an MBA in Finance from Columbia University.

ROBERT J. JURGENS, MANAGING DIRECTOR, EUROPEAN RESEARCH AND PORTFOLIO
MANAGEMENT

  As Vice President and head of AIG Global Investors' International Equity Di-vision from 1993 to 1995, Mr. Jurgens was responsible for investment policy and management of international and global equity portfolios. He has twelve years of experience investing in the global stock markets, with particular ex-pertise in the European markets. Upon graduation from Pennsylvania State Uni-versity with a BS in Business/French, Mr. Jurgens spent four years with Scan-dinavian Bank Group as a Global Portfolio Manager/Analyst, three years with Nomura Bank International in London managing global equities, and two years as an International Equity Manager at the privately held Antessa Investment Man-agement Limited.

                       ADVISER'S HISTORICAL PERFORMANCE

  Set forth below is certain performance data provided by the Adviser pertaining to a registered, open-end investment company ("mutual fund")/1/ that was managed by Mr. Jacobs with substantially similar (although not identical) objectives, policies, and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the mutual fund because of differences in fees and expenses between the mutual fund and the Portfolio. During Mr. Jacobs' tenure as the portfolio manager of the mutual fund, he was primarily responsible for the day-to-day management of the mutual fund, and no other person had a significant role in achieving the mutual fund's performance. The Portfolio and the mutual fund are separate funds, and are members of different families of investment companies. The past performance of the mutual fund is not predictive of, and does not suggest, the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

                        MUTUAL FUND CUMULATIVE RETURNS
                              ENDED JUNE 30, 1995

                                                YEAR ENDED   THREE YEARS ENDED
                                               JUNE 30, 1995   JUNE 30, 1995
                                               ------------- -----------------
   Templeton International Fund...............     11.43%          14.55%
   Lipper International Index.................      0.95%           7.22%
   Morgan Stanley Capital International
    ("MSCI") EAFE Index US$...................      1.66%          12.68%

-------------------
Notes:
  1. The mutual fund managed by Mr. Jacobs was the Templeton International Fund of the Templeton Variable Products Series Fund. Mr. Jacobs was the lead portfolio manager for that mutual fund from inception, May 1, 1992 to June 30, 1995.


                JACOBS ASSET MANAGEMENT HISTORICAL PERFORMANCE

      Set forth below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

            JACOBS ASSET MANAGEMENT INTERNATIONAL COMPOSITE RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                                            MSCI
                                                            Adviser         EAFE
                                                            -------         ----

1/1/96 - 9/30/96...................................          20.25%        4.62%
10/1/95* - 9/30/96.................................          18.73%        8.94%
Value of $1 invested from 10/1/95 - 9/30/96........          $1.19        $1.09

* Jacobs Asset Management began managing accounts using this style on October 1, 1995, shortly after its founding in July, 1995.

--------------
Notes:

1. The since inception return means that $1 invested in the composite account on October 1, 1995 had grown to $1.19 by September 30, 1996.

2. The MSCI EAFE is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

3. The Adviser's average annual management fee for the period since inception on October 1, 1995 to September 30, 1996 was 0.75% or 75 basis points. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  Pursuant to a Fund Administration Agreement dated April 15, 1996, UAM Fund Services, Inc., ("UAMFSI") a wholly-owned subsidiary of United Asset Manage-ment Corporation, with its principal office located at 211 Congress Street, Boston, MA 021 10, is responsible for performing and overseeing administra-tion, fund accounting, dividend disbursing and transfer agency services pro-vided to the Fund and its Portfolios. UAMFSI has subcontracted the performance of certain of such services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, pursuant to a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108-3913. Effective April 1, 1996, The Chase Manhattan Corporation, the parent of The Chase Manhattan Bank merged with and into Chemical Banking Cor-poration, the parent company of Chemical Bank. Chemical Banking Corporation is the surviving corporation and will continue its existence under the name "The Chase Manhattan Corporation".

  Each Portfolio pays to UAMFSI a monthly fee comprised of two parts: a Port-folio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee for the Jacobs International Octagon Portfolio is 0.04% of aggregate net assets. The sub-ad-ministration fee calculated on an annualized basis equals: 0.19 of 1% of the first $200 million of total net assets of the Fund; 0.11 of 1% of the next $800 million of total net assets of the Fund; 0.07 of 1% of total net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of total net assets in excess of $3 billion. The sub-administration fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $2,000 per month upon incep-tion of a Portfolio to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, the minimum annual fee payable by that Portfolio may be increased by up to $20,000.

                                THE DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its prin-cipal office located at 211 Congress Street, Boston, Massachusetts 02110, dis-tributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual ba-sis. This Agreement provides that the Fund will bear the costs of the regis-tration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

PORTFOLIO TRANSACTIONS
  The Portfolio's Investment Advisory Agreement authorizes the Adviser to se-lect the brokers or dealers that will execute the purchases and sales of in-vestment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all the Portfolio's transactions.

  Since the Portfolio's shares are marketed directly, without the intermedia-tion of brokers or dealers, the Adviser does not direct its brokerage and principal business to firms on the basis of how many Portfolio shares they have sold. The Adviser may place Portfolio orders with qualified broker-deal-ers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

  Some securities considered for investment by the Portfolio may also be ap-propriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                              GENERAL INFORMATION

  The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, a no-load, open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994, as a Dela-ware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust."

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

  The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by sharehold-ers.

  The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Insti-tutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects. The Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expendi-tures. For information about the Service Class Shares of the Portfolios along with the fees and expenses associated with such shares, contact the UAM Funds Service Center. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS
  Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, SUB-TRANSFER AND SUB-DIVIDEND DISBURSING AGENT
  Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, acts as sub-administrator, sub-transfer agent and sub-dividend disbursing agent for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by writing to the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

                           PERFORMANCE CALCULATIONS

  The Portfolio may advertise or quote total return data. Total return figures are based on historical earnings and are not intended to indicate future per-formance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's Statement of Additional Information.

  Since this is a new Portfolio, we can offer no information about past port-folio investment performance. When this information becomes available, you will find it, together with comparisons to appropriate indices, in the Portfo-lio's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
 BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
 Chicago Asset Management Value/Contrarian Portfolio
 Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
 C&B Balanced Portfolio
 C&B Equity Portfolio

C.S. MCKEE & COMPANY, INC.
 McKee U.S. Government Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
 FMA Small Company Portfolio

FIRST PACIFIC ADVISORS INC.
 FPA Crescent Portfolio

HANSON INVESTMENT MANAGEMENT COMPANY
 Hanson Equity Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
 IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
 MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
 Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

RICE, HALL, JAMES & ASSOCIATES
 Rice, Hall, James Small Cap Portfolio
 Rice, Hall, James Small/Mid Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
 SAMI Preferred Stock Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 IS&W International Equity Portfolio

                                    PART B

                                   UAM FUNDS

                     JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 2, 1996

This Statement is not a Prospectus but should be read in conjunction with UAM Funds Trust's Prospectus for the Jacobs International Octagon Institutional Class Shares dated December 2, 1996. To obtain the Prospectus, please call UAM Funds Service Center:

                                 1-800-638-7983


                                 Table of Contents

                                                             Page
                                                             ----

     Investment Objective and Policies........................ 2
     Purchase of Shares....................................... 4
     Redemption of Shares..................................... 5
     Shareholder Services..................................... 5
     Investment Limitations................................... 6
     Management of the Fund................................... 7
     Investment Adviser....................................... 9
     Portfolio Transactions...................................10
     Performance Calculations.................................11
     General Information......................................14

                       INVESTMENT OBJECTIVE AND POLICIES

        The following policies supplement the investment objective and policies of the Jacobs International Octagon Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with the conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

        The Portfolio may enter into forward currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

        Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, the Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

        Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid high grade assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid high grade assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

        If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD CONTRACTS

        Forward contracts are not traded on contract markets regulated by the CFTC or by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers. Moreover, a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

        In addition, forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY CONTRACTS

        The Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income.

        In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months.

        The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year). Shareholders will be advised of the nature of the payment.

DEPOSITARY RECEIPTS

        ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed in the Prospectus. For purposes of the Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

SECURITIES LENDING

        The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United State Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

        At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.


                              PURCHASE OF SHARES

        Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required for the Portfolio is $2,500 with certain exceptions as may be determined from time to time by the Officers of the Fund. The initial investment minimum for IRA accounts is $500. The initial investment for spousal IRA accounts is $250. The minimum for any subsequent investment is $100. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Christmas Day, December 25, 1996; New Year's Day, January 1, 1997; Presidents' Day, February 17, 1997; Good Friday, March 28, 1997; Memorial Day, May 26, 1997; Independence Day, July 4, 1997 and Thanksgiving Day,
November 27, 1997.

        The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES


        The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that either the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the Commission,
(2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit. The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

        No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
        To protect your account, the Fund and Chase Global Funds Services Company (the "Sub-Administrator") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

        Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of "eligible guarantor institution" is available from the Sub-Administrator. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

        The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

        The following supplements the shareholder services information set forth in the Portfolio's Prospectus:

EXCHANGE PRIVILEGE

        Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of a Portfolio included within the UAM Funds which is comprised of the Fund and UAM Funds, Inc. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds
Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

        Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

        Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

        For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES
        Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                            INVESTMENT LIMITATIONS

        The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (10) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

        (1) invest in physical commodities or contracts on physical commodities;

        (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

        (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

        (4)   underwrite the securities of other issuers;

        (5)   invest in futures and/or options on futures;

        (6)   purchase on margin or sell short;

        (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

        (8) invest for the purpose of exercising control over management of any company;

        (9) write or acquire options or interests in oil, gas, mineral leases or other mineral exploration or development programs; and

        (10) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or
              (ii) entering into repurchase transactions.

                            MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS
        The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees, The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

John T. Bennett, Jr.
College Road - RFD 3
Meredith, NH 03253
Age 67

Trustee of the Fund; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Philip D. English
16 West Madison Street
Baltimore, MD 21201
Age 48

Trustee of the Fund; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation, BioTrax, Inc. and Cyber Scientific, Inc.

William A. Humenuk
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103
Age 54

Trustee of the Fund; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

Norton H. Reamer*
One International Place
Boston, MA 02110
Age 60

Trustee, President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Peter M.  Whitman, Jr.*
One Financial Center
Boston, MA 02110
Age 53

Trustee of the Fund; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H.T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park*
One International Place
Boston, 02110
Age 49

Vice President of the Fund; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French*
211 Congress Street
Boston, MA  02110
Age 45

Treasurer of the Fund; President and Chief Executive Officer of UAM Fund Services, Inc.; President of UAM Fund Distributors, Inc.; formerly Vice President-Operations Development and Control of Fidelity Investment Institutional Services from February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.

Michael E. DeFao*
211 Congress Street
Boston, MA 02110
Age 28

Secretary of the Fund; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly an Associate of Ropes and Gray (a law firm) from 1993 to February 1995.

Robert R. Flaherty*
211 Congress Street
Boston, MA 02110
Age 32

Assistant Treasurer of the Fund; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of the Administrator from March 1995 to July 1996; Senior Manager of Deloitte & Touche LLP from 1985 to 1995.

* This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Karl O. Hartmann*
73 Tremont Street
Boston, MA 02108
Age 41

Assistant Secretary of the Fund; Senior Vice President, Secretary and General Counsel of Sub-Administrator; formerly Senior Vice President, Secretary and General Counsel of Leland, O'Brien, Rubinstein Associates, Inc. from November 1990 to November 1991.

*This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

REMUNERATION OF TRUSTEES AND OFFICERS
        The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. as well as AEW Commercial Mortgage Securities Fund, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator or the Sub-Administrator and receive no compensation from the Fund. As of August 31, 1996, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

        The following table shows aggregate compensation to be paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1996.


          (1)                    (2)                 (3)                (4)                 (5)
Name of Person Position    Aggregate          Pension or          Estimated           Total
                           Compensation       Retirement          Annual Benefits     Compensation from
                           From Registrant    Benefits Accrued    Upon                Registrant and
                                              as Part of Fund     Retirement          Fund Complex
                                              Expenses                                Paid to Trustees
----------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Trustee                        $3,396                0                 0                   $29,600

Philip D. English
Trustee                        $3,396                0                 0                   $29,600

William A. Humenuk
Trustee                        $3,396                0                 0                   $29,600

                              INVESTMENT ADVISER

CONTROL OF ADVISER
        Jacobs Asset Management (the "Adviser") is a [Florida] limited partnership organized in July 1995. UAM is a limited partner of the Adviser and owns a controlling interest in the Adviser. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately __ wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

        Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, a registered investment company.

ADVISORY FEES
        As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     Jacobs International Octagon Portfolio......................... 1.00%


                            PORTFOLIO TRANSACTIONS

        The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

        It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the Fiscal years ended April 30, 1995 and April 30, 1996, the entire Fund paid brokerage commissions of approximately $15,000 and $39,000, respectively.

        Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
        The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN
        The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

      These figures are calculated according to the following formula:

                                P(1+T)/n/ = ERV

where:
 P =   a hypothetical initial payment of $1,000
 T =   average annual total return
 n =   number of years
 ERV ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS
       To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications, indices and averages may be used:

       (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

       (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

       (c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial utilities, transportation and finance stocks listed on the New York Stock Exchange.

       (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

       (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yields for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

       (f) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

       (g) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

       (h) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

       (i) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

       (j) The Saloman-Russell Broad Market Index (BMI) -- measures the performance of approximately 4,500 institutionally investable equity securities in 23 worldwide local markets whose combined total available market capitalization exceeds $106 million. The BMI is split into two major components. The Primary Market Index defines the large stock universe, representing the top 80% of the available capital of the BMI in each country. The Extended Market Index represents the remaining 20% of the available capital that defines the small stock universe.

       (k) International Finance Corporation Indices (IFC) -- measure the performance of 800 stocks in over 20 emerging equity markets.

       (l) Morgan Stanley Capital International Emerging Market Indices -- represent the local industry composition in emerging market countries. The indices aim to cover 60% of the available total market capitalization of each local market and currently include returns on 13 emerging equity markets.

       (m) The Morgan Stanley Capital International Europe 13 Index -- an unmanaged index composed of the securities listed on the stock exchanges of the following countries: Austriala, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom.

       (n) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

       (o) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

       (p) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

       (q) Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

       (r) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

       (s) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

       (t) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Saloman Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.


       In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
       The Fund was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders. Currently, the Fund is offering shares of seven Portfolios.

       On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

       In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

       Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class
Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
       The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" in the Prospectus.

        Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

        As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash

Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

       Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

       In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months.

       The Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency contracts as of the end of the taxable year as well as those actually realized during the year. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income.

       The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the character of the payment.

CODE OF ETHICS
       The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.